                                   EXHIBIT I

                         SERVICE MARK LICENSE AGREEMENT

       This agreement (the "License Agreement") is entered into by and between Pasta Acquisition Co. ("Licensor") a Texas corporation, and Ghulam M. Bombaywala, a Texas citizen and resident ("Licensee"), as of September 14, 1995.

       WHEREAS, Licensor is a wholly owned subsidiary of Watermarc Food Management Co., and

       WHEREAS, Licensor is acquiring by merger The Original Pasta Co., ("TOPC"), a Texas corporation, thus acquiring the rights in and to the patents, trademarks, trade names, assumed names and copyrights; and

       WHEREAS, TOPC has applied to the United States Patent. and Trademark Office for the issuance of service mark and trademark on The Original Pasta Co. logos, signage and likeness thereof, collectively referred to as the "Service Mark". As of the effective date of said merger, Licensor will have the exclusive right, except for the rights granted under the Non-Exclusive Trademark License Agreement, attached hereto as Exhibit "A", to use the Service Mark and to issue licenses and sublicenses for the use of the Service Mark. Attached hereto as Exhibit "B" is a true and correct copy of the documents evidencing TOPC's application for and rights in and to the Service Mark. The term Service Mark as used herein includes the name, logo, signage and likeness of the Service Mark as reflected in the applications and the tradedress, goodwill and style of doing business, including, menus, recipes, tradesecrets and know-how associated with the ownership and operation of the restaurants under the name and style of the existing Original Pasta Company restaurants, as the same may be amended or changed in the future;

       WHEREAS, Licensee desires to obtain a license from Licensor to use the Service Mark in connection with its restaurant business;

       WHEREAS, Licensor and Licensee are parties to that certain Agreement and Plan of Merger by and among Watermarc Food Management Co. ("WAMA"), TOPC, Licensee, and Licensor (the "Merger Agreement"); and

       WHEREAS, Licensor is willing to grant a license to Licensee, but only upon and after the occurrence of certain events of default as described in the Notes or the Security Documents (as defined in and attached to the Agreement and Plan of Merger).

       NOW, THEREFORE, in consideration of the covenants and promises of the parties hereto, the parties hereto agree as follows:

       1. This License Agreement and the rights of Licensee hereunder commence only upon the occurrence and continuation of an event of default pursuant to the terms of the Notes or the Security Documents as those documents are defined and described in the Merger Agreement, after any opportunity to cure such defaults provided for in the Notes or Security Documents has expired.

       2. Subject to paragraph 1 above, Licensor hereby grants to Licensee for a period of twenty-five (25) years, the non-exclusive right to use the Service Mark in connection with the operation, ownership, advertising, promotion and development of Licensee's restaurant business as now or hereafter conducted, but in no event shall Licensee use such Service Mark in connection with a restaurant which is within five (5) miles of a then existing operating restaurant owned and/or operated and/or licensed and/or franchised by Licensor which uses the Service Mark. The Service Mark shall not be used in any illegal manner or contrary to any laws regarding unfair competition or in any manner which would impair the Service Mark's validity or in violation of any reasonable rules promulgated by Licensor for use by all of its licensees or franchisees. Licensor shall not grant any license to any person or entity to use the Service Mark which would limit licensees ability to use the Service Mark except as to the five (5) mile restriction above.

       3. Licensee hereby waives and assigns to Licensor any ownership right, title or interest, if any, which Licensee has or may acquire in and to the Service Mark as a result of its use by Licensee, together with the goodwill of the Service Mark and of the business with which the Service Mark is or may be used unless express provision to the contrary is otherwise made herein.

       4. Licensee shall pay to Licensor the sum of one dollar per month as consideration for the use of the Service Mark after such use commences. Upon full payment of the Notes due to Licensee by Licensor, this License Agreement shall automatically terminate any and all right, title, and interest of Licensee in and to the Service Mark shall automatically, and without need of action on the part of either party, revert to Licensor, except as to any restaurants opened by Licensee or for which Licensee has incurred costs. As to any restaurants opened or for which costs have been incurred, the license hereunder shall continue and shall not terminate on payment of the Notes. Licensor and Licensee agree to execute any and all documents, if any, reasonably required to carry out the foregoing transfer of the Service Mark upon full payment of the Notes owed to Licensee by Licensor.

       5. Licensee will not in any way dispute or impugn the validity of the Service Mark, the ownership of the Service Mark and the exclusive rights of Licensor under the Service Mark which are licensed hereunder.

       6. Licensee shall not use or permit the use of the Service Mark in combination with any other service mark, word, symbol, letter or design, or in its corporate or business name except as authorized in writing by Licensor.

       7. Licensee shall not during the term of this License Agreement, or thereafter, adopt or use any word, corporate name, trade name or service mark which is or tends to be similar to or likely to be confusing with the Service Mark, or any design, label or advertising material used by Licensor, without the prior written approval of Licensor.

       8. All labels, advertising and other promotional materials in which the Service Mark is to be used by Licensee shall be submitted to Licensor and approved, in writing, by Licensor prior to such use. Licensor agrees that such approval shall not be unreasonably withheld or delayed by Licensor.

       9. Licensee agrees to notify Licensor, in writing, of any conflicting use of or any applications or registrations for the Service Mark or any acts of infringement or acts of unfair competition involving the Service Mark, promptly after such matters are brought to its attention, or it has knowledge thereof.

       10. Licensor shall have the right to appoint an agent to establish quality standards, conduct quality and account audits, and verify on Licensor's behalf, Licensee's compliance with the terms and conditions of this License Agreement. Licensor and its agent shall jointly and severally have the right to inspect any premises upon which the Service Mark is used to determine whether Licensee meets Licensor's quality standards with respect to such use.

       11. Licensee warrants, represents, and covenants that the menu items to be sold at any restaurant where the Service Mark is being or will be used is wholesome and fit for human consumption and Licensee agrees to defend and hold Licensor harmless for any claims of injury or damage resulting from or arising out of the business conducted at such restaurants, including but not limited to, the consumption of any food and beverage products sold by Licensee on or about its restaurant premises. Licensee shall maintain a comprehensive general liability insurance policy and a liquor liability endorsement in amounts and with a company reasonably satisfactory to Licensor and shall name Licensor as an additional named insured thereunder. Licensee shall provide Licensor with a certificate of such insurance and such certificate shall provide that at least thirty (30) days' notice in writing shall be given to Licensor if such policy shall be cancelled or not renewed.

       12. Licensor shall not be obligated to pursue any proceedings to prevent infringement of the Service Mark or any unfair competition proceedings or opposition proceedings. Licensor shall have no obligation to defend the Service Mark but may, in its sole discretion, recommend such defense where it considers such defense to be appropriate. Licensee agrees to cooperate with and assist Licensor in all such matters. Licensor shall have no obligation or liability to Licensee in the event any third party asserts a claim of service mark infringement or unfair competition against Licensee by reason of its use of the Service Mark which results in the Service Mark being invalidated, cancelled or modified, unless such claim arises out of any act or agreement of Licensor.

       13. Licensee shall not have any right to further sublicense the right to use the Service Mark, and Licensee agrees that it will not authorize the Service Mark to be used by any other person, firm, or corporation, without Licensor's prior written consent; provided, however, Licensee shall have the right to assign or sublicense its rights hereunder to any corporation, partnership, limited partnership, limited liability company or other entity in which Licensee is an owner or affiliate, or in which Licensee retains the right to control the use of the Service Mark.

       14.    This License Agreement and Licensee's rights to the Service Mark
shall    [INTENTIONALLY LEFT BLANK]     terminate upon the final payment of
indebtedness owed to Licensor by Licensee, except as provided herein. This License Agreement and Licensee's rights to the Service Mark may also be terminated by Licensor upon failure, after sixty (60) days written notice, to cure any material default by Licensee hereunder. A material default is any event or action by Licensee that could or would materially affect the title, validity, quality or goodwill associated with the Service Mark. Any dispute regarding the definition of or substance of a material default shall be submitted to binding arbitration.

       15. Immediately upon the termination of this License Agreement for any reason whatsoever, any rights granted by or accruing under this License Agreement shall revert to Licensor without assignment or other act on the part of Licensee, unless such act is required by law to re-vest such rights in Licensor, in which latter event Licensee agrees and undertakes that it will do, or cause to be done, whatever may be necessary to make such reversion effective. Also, upon termination of this License Agreement for any reason whatsoever, Licensee agrees that except as herein otherwise provided, it will immediately cease and desist from all use of the Service Mark.

       16. This License Agreement and everything herein contained shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto, but shall not be assigned, transferred, conveyed or encumbered by Licensee, except upon prior written authorization and consent of Licensor, or as otherwise provided herein.

       17. The waiver by either party hereto of any breach by the other party of any term or condition hereof shall not be deemed a waiver of any subsequent breach of such term or condition or any other term or condition. No provision of this License Agreement shall be deemed to have been waived or modified unless such waiver or modification is evidenced by a written instrument which is signed by the party hereto against whom such waiver or modification is sought to be enforced.

        18. This License Agreement contains the entire understanding between the parties relating to the subject matter hereof and none of the provisions of this License Agreement or exhibits hereto may be altered, modified, or amended in any way except by an instrument in writing signed by all of the parties hereto.

        19. Any notice required or desired to be given hereunder shall be in writing and shall be either personally served, or delivered by United States mail, certified or registered, postage prepaid, addressed as follows:

        If to Licensor:  Pasta Acquisition Co.
                         c/o Watermarc Food Management Co.
                         10777 Westheimer, Suite 1030
                         Houston, Texas 77042
                         Attn:  Angelo Pitillo, President

        Copy to:         Bennett G. Fisher
                         Horan & Devlin, P.C.
                         1300 Post Oak Blvd., Suite 2200
                         Houston, Texas 77056

        If to Licensee:  Ghulam M. Bombaywala
                         10777 Westheimer, Suite 1030
                         Houston, Texas 77042

        Copy to:         Kelly, Sutter, Mount & Kendrick, P.C.
                         1600 Smith Street, Suite 3700
                         Houston, Texas 77002
                         Attn: Philip M. Mount

or at such other address as may be designated by notice in writing to the other party. Any notice hereunder by mail shall be deemed to have been given on the date the same is received.

        20. This License Agreement is made and entered into in Houston, Harris County, Texas and shall be governed by the laws of the State of Texas.

        IN WITNESS WHEREOF, the parties hereto, intending to be legally bound have caused this License Agreement to be executed in multiple originals as of the day here first above written.


Licensor:                       Licensee:

Pasta Acquisition Co.


By:
   --------------------------   --------------------------
   Angelo Pitillo, President    Ghulam M. Bombaywala

                       NON-COMPETE AND LICENSE AGREEMENT

       THIS NON-COMPETE AND LICENSE AGREEMENT (the "Agreement") is made and entered into to be effective as of the 17th day of September, 1993 by and between THE ORIGINAL PASTA CO., a Texas corporation ("Company") and JAMES HILLYER ("Hillyer").

                              W I T N E S S E T H:

       WHEREAS, by Letter Agreement dated of even date herewith (the "Letter Agreement"), the Company has agreed to purchase certain assets owned by Tomato One, Inc. and used by such corporation in the operation of a restaurant known as "The Original Pasta Co.";

       WHEREAS, Hillyer is the President and a shareholder of Tomato One, Inc. and, as such, is a party to the Letter Agreement; and

       WHEREAS, in order to induce the Company to enter into the Letter Agreement, Hillyer agreed to execute this Agreement containing certain non-compete provisions and, in order to induce Hillyer to agree to convey the assets of the restaurant described above, the Company agreed to grant the license according to the provisions described herein.

       NOW THEREFORE, for and in consideration of the foregoing premises and agreements and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

       1. CONSIDERATION. Both parties acknowledge that this Agreement is being entered into pursuant to the terms of the Letter Agreement and in order to induce each party hereto to execute the Letter Agreement, that irrevocable harm and damage will be done to the Company in the event that Hillyer competes with the Company in the areas described herein.

       2. TERMS OF COVENANT NOT TO COMPETE. The provisions of this Agreement shall be effective from September 17, 1993 and shall continue until September 17, 1998. During such period of time, Hillyer agrees that he shall not engage in the activities described below within a five (5) mile radius of any Italian restaurant owned or operated by the Company.

       Hillyer agrees that he shall not engage, directly or indirectly, in the operation, ownership or management, individually or in any capacity whatsoever, of any Italian restaurant which would compete with any Italian restaurant owned by the Company within the geographic area described above.

       Hillyer agrees that the time period and geographic area set forth above are reasonable and acceptable to both parties hereto and are necessary to protect the Company's legitimate business interests, given Hillyer's unique skills and that irrevocable harm and damage will be done to the Company in the event that Hillyer competes with the Company in the areas described herein. It is expressly recognized and agreed that the restrained activities set forth herein restrain Hillyer's

       5. ENTIRE AGREEMENT. This Agreement and the Letter Agreement set forth the entire agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statements (written or oral). This Agreement shall not be amended or modified without the written consent of both parties hereto.

       6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas.

       IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the 17th day of September, 1993.

                                     THE ORIGINAL PASTA CO.



                                     By: /s/ GHULAM M. BOMBAYWALA
                                        ------------------------------
                                        Ghulam M. Bombaywala, President




                                     /s/ JAMES HILLYER
                                     ---------------------------------
                                     James Hillyer

                   FILING RECEIPT FOR TRADEMARK APPLICATION

                                                                        05/10/95

Receipt on the DATE OF FILING of the application for registration and filing fees is acknowledged for the mark identified below. The DATE OF FILING is contingent upon the collection of any payment made by check or draft. Your application will be considered in which it was received and you will be notified as to the examination thereof. Correspondence should be expected from the Patent and Trademark Offices in approximately 06 months. When inquiring about this application, include the SERIAL NUMBER, DATE OF FILING, OWNER NAME AND MARK.


                                             TMPRE

     Mark A. Oathout                                    ATTORNEY
     5615 Kirby Drive, Suite 508                    REFERENCE NUMBER
     Houston, TX 77005                                  ORIG001



  ***************************************************************************
  *                                                                         *
  *        PLEASE REVIEW THE ACCURACY OF THE FILING RECEIPT DATA.           *
  *                                                                         *
  *  A request for correction of any information on this filing receipt     *
  *  should be submitted within 30 days to the following address.           *
  *  ASSISTANT COMMISSIONER FOR TRADEMARKS, 2900 Crystal Drive,             *
  *  Arlington, Va. 22202-3513.  The correspondence should be marked to     *
  *  the attention of the Office of Program Control.  The Patent and        *
  *  Trademark Office will review the request and make corrections          *
  *  when appropriate.                                                      *
  *                                                                         *
  ***************************************************************************

SERIAL NUMBER: 74/634115                            DATE OF FILING: 02/14/1995
MARK: THE ORIGINAL PASTA CO.
MARK TYPE(S): SERVICE MARK
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS AND DESIGN
SECTION 1(A): YES                  SECTION 1(B): NO             SECTION 44: NO
--------------------------------------------------------------------------------

ATTORNEY:  Mark A. Oathout
OWNER NAME: ORIGINAL PASTA CO., INC., THE
OWNER ADDRESS: 10777 Westheimer, Suite 1030
               Houston
               TEXAS  77042
ENTITY: CORPORATION
CITIZENSHIP/DOMICILE: TEXAS

--------------------------------------------------------------------------------

INTERNATIONAL CLASS       DATE OF FIRST USE        DATE OF FIRST USE IN COMMERCE

    042                        04/00/1994                    04/00/1994

    ONLY THOSE DATES OF USE AND CLASSES FILED UNDER SECTION 1(A) ARE LISTED

--------------------------------------------------------------------------------

                     GOODS/SERVICES BY INTERNATIONAL CLASS

042--restaurant and beverage services

              ALL OF THE GOODS/SERVICES IN EACH CLASS ARE LISTED





--------------------------------------------------------------------------------

           ADDITIONAL INFORMATION MAY BE PRESENT IN THE PTD RECORDS

     TRADEMARK MAILROOM                                  Mark A. Oathout
           REC'D                                         5615 Kirby Drive
        FEB 14 1995                                         Suite 508
             23                                         Houston, TX 77005
US PATENT & TRADEMARK OFFICE




Identification of Paper or fee:

Check N: 472; $1570.00
-------------------------------

TM APPLICATIONS ENCLOSED & LISTED BELOW:
-------------------------------------------
(Nature of Document, I.D. Number, PTO Date)

TM THE ORIGINAL PASTA CO. & design/Class 042 - $245  74634115

TM THE ORIGINAL PASTA CO. & design/Class 030 - $245  74634112

TM MARCO'S MEXICAN RESTAURANT & design/Class 042 - $245  74634111

TM TOTALLY BUENO! & design/Class 042 - $245  74634113

TM TOTALLY BUENO! & design/Class 030 - $245  74634114

TM AMENDMENT OF REGISTRATION N:1631944 - $100

TM WATERMARC/Class 035 - $245  74634116

[ATTACHED CHECK]





Identification of Paper or fee:

Check N: 472; $1570.00
-------------------------------

TM APPLICATIONS LISTED BELOW:
-------------------------------------------
(Nature of Document, I.D. Number, PTO Date)

TM THE ORIGINAL PASTA CO. & design/Class 042 - $245

TM THE ORIGINAL PASTA CO. & design/Class 030 - $245

TM MARCO'S MEXICAN RESTAURANT & design/Class 042 - $245

TM TOTALLY BUENO! & design/Class 042 - $245

TM TOTALLY BUENO! & design/Class 030 - $245

TM AMENDMENT OF REGISTRATION N:1631944 - $100

TM WATERMARC/Class 035 - $245

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

MARK:   THE ORIGINAL PASTA CO.  )     TRADEMARK/SERVICE MARK APPLICATION,
        & design                )     PRINCIPAL REGISTER WITH DECLARATION
                                )
                                )
INTERNATIONAL CLASS NO.:   042  )
                                )     Attorney Docket No. ORIG001

TO THE ASSISTANT SECRETARY AND COMMISSIONER OF PATENTS AND TRADEMARKS:

Applicant Name:                THE ORIGINAL PASTA CO., INC.

Applicant Business Address:    10777 Westheimer, Suite 1030
                               Houston, Texas 77042

Applicant Entity:              Corporation-State of Incorporation:
                               Texas

Goods and/or Services:

================================================================================
        Applicant requests registration of the above-identified trademark/ service mark shown in the accompanying drawing in the United
        States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. 1051 et.seq., as amended) for the following goods/services.

                     restaurant and beverage services
================================================================================

BASIS FOR APPLICATION:

        Applicant has adopted and is using the mark shown in the accompanying drawing in commerce on or in connection with the above-identified goods/ services (15 U.S.C. 1051(a), as amended.) Three specimens showing the mark as used in commerce are submitted with this application.

 Date of first use of the mark anywhere:       at least as early as April 1994

 Date of first use of the mark in commerce     at least as early as
 which the U.S. Congress may regulate:         April 1994.

 Type of Commerce: Interstate

Manner or mode of use of mark on or in connection with the goods/services:

                The mark is used in advertising and used other ways customary in the industry.

                                 DECLARATION


                The undersigned being hereby warned that willful false statements and the like are punishable by fine or imprisonment, or both (18 U.S.C. 1001) and may jeopardize the validity of the application or document or any registration resulting therefrom, declares that declarant is properly authorized to execute this application on behalf of the applicant; that the applicant is believed to be the owner of the mark sought to be registered; that the mark is in use in interstate commerce; that no other entity, to the best of declarant's knowledge and belief, has the right to use such mark in commerce, either in the identical form or in such near resemblance as to be likely, when applied to the goods or services of such other entity, to cause confusion, or to cause mistake, or to deceive; that the specimens or facsimiles show the mark as used on or in connection with the goods or services; that the facts set forth in the application are true; and that all statements made of declarant's own knowledge are true and that all statements made on information and belief are believed to be true.


                                THE ORIGINAL PASTA CO., INC.

                        By:   /s/ GHULAM BOMBAYWALA
                           ----------------------------------------------------
                             Ghulam Bombaywala, President and Chief Executive Officer

                        Date: /s/ Feb 9 '95
                             --------------------------------------------------

Mark A. Oathout
5615 Kirby Drive, Suite 508
Houston, Texas 77005
(713) 522-6565

ATTORNEY FOR APPLICANT

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

IN RE APPLICATION OF:           )     INTERNATIONAL CLASS NO.: 042
THE ORIGINAL PASTA CO., INC.    )
                                )
SERIAL NO.:                     )
                                )
FILED:                          )
                                )
MARK:  THE ORIGINAL PASTA CO.   )
       & design                 )
                                )     Attorney Docket No.: ORIG001


                               POWER OF ATTORNEY
                               -----------------

Commissioner of Patents and Trademarks:
Washington, D.C. 20281

Sir:

        The Original Pasta Co., Inc., owner of record of all right, title and interest in and to the above-identified trademark and trademark application, does hereby appoint Mark A. Oathout, Registration No. 33,747 as my attorney in the above-identified trademark application, with full power to prosecute the application and transact all business in the Patent and Trademark Office in connection therewith.

        Please address all further communications as follows:

                                Mark A. Oathout
                          5615 Kirby Drive, Suite 508
                              Houston, Texas 77005
                                 (713) 522-6565



                                  THE ORIGINAL PASTA CO., INC.



                          By: GHULAM BOMBAYWALA
                             --------------------------------------------------
                              Ghulam Bombaywala, President and Chief
                              Executive Officer

                          Date: Feb 9 95
                               ------------------------------------------------

APPLICANT:  THE ORIGINAL PASTA CO., INC.

P.O. ADDRESS:  10777 Westheimer, Suite 1030, Houston, Texas 77042

DATE OF FIRST USE:  At least as early as April 1994.

DATE OF FIRST USE IN COMMERCE:  at least as early as April 1994.

GOODS/SERVICES:  restaurant and beverage services.

                                  THE ORIGINAL
                                   PASTA CO.

                             Attorney Docket No.:   ORIG001
                             Attorney:              MARK A. OATHOUT
                                                    5615 Kirby Drive, Suite 508
                                                    Houston, Texas 77005
                                                    (713) 522-6565

                   FILING RECEIPT FOR TRADEMARK APPLICATION

                                                                        05/10/95

Receipt on the DATE OF FILING of the application for registration and filing fees is acknowledged for the mark identified below. The DATE OF FILING is contingent upon the collection of any payment made by check or draft. Your application will be considered in the order in which it was received and you will be notified as to the examination thereof. Correspondence should be expected from the Patent and Trademark Offices in approximately 06 months. When inquiring about this application, include the SERIAL NUMBER, DATE OF FILING, OWNER NAME AND MARK.


                                             TMPRE

     Mark A. Oathout                                    ATTORNEY
     5615 Kirby Drive, Suite 508                    REFERENCE NUMBER
     Houston, TX 77005                                  ORIG002



  ***************************************************************************
  *                                                                         *
  *        PLEASE REVIEW THE ACCURACY OF THE FILING RECEIPT DATA.           *
  *                                                                         *
  *  A request for correction of any information on this filing receipt     *
  *  should be submitted within 30 days to the following address.           *
  *  ASSISTANT COMMISSIONER FOR TRADEMARKS.  2900 Crystal Drive,            *
  *  Arlington, Va. 22202-3513.  The correspondence should be marked to     *
  *  the attention of the Office of Program Control.  The Patent and        *
  *  Trademark Office will review the request and make corrections          *
  *  when appropriate.                                                      *
  *                                                                         *
  ***************************************************************************

SERIAL NUMBER: 74/634112                            DATE OF FILING: 02/14/1995
MARK: THE ORIGINAL PASTA CO.
MARK TYPE(S): TRADEMARK
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS AND DESIGN
SECTION 1(A): NO                  SECTION 1(B): YES            SECTION 44: NO
--------------------------------------------------------------------------------

ATTORNEY:  Mark A. Oathout
OWNER NAME: ORIGINAL PASTA CO., INC., THE
OWNER ADDRESS: 10777 Westheimer, Suite 1030
               Houston
               TEXAS  77042
ENTITY: CORPORATION
CITIZENSHIP/DOMICILE: TEXAS

--------------------------------------------------------------------------------

INTERNATIONAL CLASS       DATE OF FIRST USE        DATE OF FIRST USE IN COMMERCE


    ONLY THOSE DATES OF USE AND CLASSES FILED UNDER SECTION 1(A) ARE LISTED

--------------------------------------------------------------------------------

                     GOODS/SERVICES BY INTERNATIONAL CLASS

030--food
032--beverage products

              ALL OF THE GOODS/SERVICES IN EACH CLASS ARE LISTED





--------------------------------------------------------------------------------

           ADDITIONAL INFORMATION MAY BE PRESENT IN THE PTD RECORDS

[ATTACHED CHECK]





Identification of Paper or fee:

Check N: 472; $1570.00
-------------------------------

TM APPLICATIONS LISTED BELOW:
--------------------------------------------
(Nature of Document.  I.D. Number, PTO Date)

TM THE ORIGINAL PASTA CO. & design/Class 042 - $245

TM THE ORIGINAL PASTA CO. & design/Class 030 - $245

TM MARCO'S MEXICAN RESTAURANT & design/Class 042 - $245

TM TOTALLY BUENO! & design/Class 042 - $245

TM TOTALLY BUENO! & design/Class 030 - $245

TM AMENDMENT OF REGISTRATION N:1631944 - $100

TM WATERMARC/Class 035 - $245

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

MARK:   THE ORIGINAL PASTA CO.  )     TRADEMARK/SERVICE MARK APPLICATION,
        & design                )     PRINCIPAL REGISTER WITH DECLARATION
                                )
                                )
INTERNATIONAL CLASS NO.:   030  )
                                )     Attorney Docket No. ORIG002

TO THE ASSISTANT SECRETARY AND COMMISSIONER OF PATENTS AND TRADEMARKS:

Applicant's Name:              THE ORIGINAL PASTA CO., INC.

Applicant's Business Address:  10777 Westheimer, Suite 1030
                               Houston, Texas 77042

Applicant Entity:              Corporation-State of Incorporation: Texas

Goods and/or Services:

================================================================================
        Applicant requests registration of the trademark/service mark shown in the accompanying drawing in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. 1051 et. seq., as amended) for the following goods/services.

                     food and beverage products
================================================================================

BASIS FOR APPLICATION:

        Applicant has a bona fide intention to use the mark shown in the accompanying drawing in commerce on or in connection with the above-identified goods/services. (15 U.S.C. 1051(b), as amended.)

Intended manner or mode of use of mark on or in connection with the goods/ services:


       applied to commercial packaging and to be used other ways customary in the industry.






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
                                 DECLARATION


                The undersigned being hereby warned that willful false statements and the like are punishable by fine or imprisonment, or both (18 U.S.C. 1001) and may jeopardize the validity of the application or document or any registration resulting therefrom, declares that declarant is properly authorized to execute this application on behalf of the applicant; that the applicant is believed to be the owner of the mark sought to be registered; or, if the application is being filed under 15 U.S.C. 1051(b), that the applicant is believed to be entitled to use such mark in commerce; that the applicant has a bona fide intention to use the mark in commerce on or in connection with the specified goods or services; that no other entity, to the best of declarant's knowledge and belief, has the right to use such mark in commerce, either in the identical form or in such near resemblance as to be likely, when applied to the goods or services of such other entity, to cause confusion, or to cause mistake, or to deceive; that the facts set forth in the application are true; and that all statements made of declarant's own knowledge are true and that all statements made on information and belief are believed to be true.


                                THE ORIGINAL PASTA CO., INC.

                        By:   /s/ GHULAM BOMBAYWALA
                           ----------------------------------------------------
                             Ghulam Bombaywala, President and Chief
                             Executive Officer

                        Date: /s/ Feb 9 '95
                             --------------------------------------------------

Mark A. Oathout
5615 Kirby Drive, # 508
Houston, Texas 77005
(713) 522-6565

ATTORNEY FOR APPLICANT

               IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

IN RE APPLICATION OF:           )     INTERNATIONAL CLASS NO.: 030
THE ORIGINAL PASTA CO., INC.    )
                                )
SERIAL NO.:                     )
                                )
FILED:                          )
                                )
MARK:  THE ORIGINAL PASTA CO.   )
       & design                 )
                                )     Attorney Docket No.: ORIG002


                               POWER OF ATTORNEY
                               -----------------

Commissioner of Patents and Trademarks:
Washington, D.C. 20231

Sir:

        The Original Pasta Co., Inc., owner of record of all right, title and interest in and to the above-identified trademark and trademark application, does hereby appoint Mark A. Oathout, Registration No. 33,747 as my attorney in the above-identified trademark application, with full power to prosecute the application and transact all business in the Patent and Trademark Office in connection therewith.

        Please address all further communications as follows:

                                Mark A. Oathout
                          5615 Kirby Drive, Suite 508
                              Houston, Texas 77005
                                 (713) 522-6565


                                  THE ORIGINAL PASTA CO., INC.


Date: Feb 9 95                 By: GHULAM BOMBAYWALA
      --------                    ---------------------------------------------
                                  Ghulam Bombaywala, President and Chief
                                  Executive Officer

APPLICANT:  THE ORIGINAL PASTA CO., INC.

P.O. ADDRESS:  10777 Westheimer, Suite 1030, Houston, Texas 77042

GOODS/SERVICES:  food and beverage products

                                  THE ORIGINAL
                                   PASTA CO.

                             ATTORNEY DOCKET NO.:   ORIG002
                             ATTORNEY:              MARK A. OATHOUT
                                                    5615 Kirby Drive, #508
                                                    Houston, Texas 77005
                                                    (713) 522-6565



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